CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash Cash Equivalents And Restricted Cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash and Cash Equivalents [Abstract]
Cash	$ 94,107	$ 93,682
Cash equivalents	15,294	33,952
Total cash and cash equivalents	109,401	127,634
Non-current portion of restricted cash	130	130
Total cash, cash equivalents and restricted cash	$ 109,531	$ 127,764	$ 228,170	$ 509,653